Prospectus and Statement of Additional Information Supplement -- Aug. 6, 2003*


Fund Name                             Prospectus Form #       SAI Form #
AXP(R) Partners Small Cap Growth Fund    S-6301-99 E           S-6301-20 E

For the prospectus

The "Principal Investment Strategies" section has been revised as follows:


PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them. These companies will often be those included in the Russell 2000(R) Growth Index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and distribution. AEFC has selected four asset managers to manage the Fund: RS Investment Management, L.P. (RSIM), Turner Investment Partners, Inc. (Turner), Bjurman, Barry & Associates (BB & A), and UBS Global Asset Management (Americas) Inc. (UBS) (the Subadvisers). Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy that focuses primarily on stocks of small companies whose businesses are expanding. The Fund's board decides the proportion of Fund assets to be managed by each subadviser and may change these proportions at any time.

In selecting investments for the Fund, each of the Subadvisers looks for companies that have the potential to increase in value over time. This strategy seeks to identify companies with either earnings and revenues that are growing at an accelerating pace, or the demonstrated potential for a greater-than-average increase in value.

RISM

RSIM typically considers a number of factors in evaluating a potential investment, including whether:

o    The company has a superior management team.

o The company has experienced or has the potential for superior earnings per share momentum.

o There is a possible catalyst, such as new management or a new product that has the potential to drive earnings and valuations higher.

RSIM may consider selling a security from its portion of the Fund's portfolio if the stock price declines substantially below the purchase price, if the price of the security attains a target price or otherwise appears relatively high, if the company's business fundamentals appear to turn negative, or if another investment appears to offer a better opportunity.

Turner

Turner believes that a company's earnings expectations are largely responsible for driving its stock price and, for that reason, seeks to purchase growth companies with strong and sustainable earnings prospects and favorable trading volume and price patterns. Turner's investment team conducts in depth research on individual companies' business models and blends that with computer screening and analysis to identify attractive companies for purchase. Turner invests in securities of companies traded over the counter or listed on an exchange that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Russell Midcap(R) Growth Index. Turner's investment process involves the use of three methods to evaluate stocks for investment or continued ownership:

o A computer model developed by Turner is used to screen a large universe of possible investments to help Turner's analysts find good candidates for investment. Companies are ranked within sector and size categories based on a variety of quantitative factors, including capitalization size of the company, earnings growth rates and projections, sales and revenue figures, risk and volatility measures and trading volume.

o Fundamental research is performed by Turner's analysts. They study companies to identify key drivers of earnings and competitive advantages, to assess a company's business model, to evaluate the strength of the management team and to determine if companies are well positioned within their industry. This type of research is critical to Turner's purchase decision.

o Technical analysis involves the study of charts detailing a company's trading and price history and may serve as additional confirmation of Turner's research and to help to identify attractive points for purchase or sale of a security.

Turner will consider selling a security based on the following reasons:

o It detects deterioration in the company's earnings growth potential, business fundamentals or ranking in the model.

o    To include a "better idea" in the portfolio.

o To adhere to capacity or capitalization constraints, to maintain sector neutrality or to adjust position size relative to the index.

BB & A

BB & A's unique equity selection process seeks to identify undervalued companies with superior earnings growth characteristics. The selection process starts by screening a universe of small cap and micro cap companies using five quantitative factors which emphasize both growth and value attributes. The screening factors include:

o    Earnings growth.

o    Earnings strength.

o    Earnings revision.

o    Price/earnings to growth ratio.

o    Cash flow to price.

The next step is a top-down economic analysis designed to identify what BB & A believes are the most promising industries over the next 12 to 18 months. Stocks are ranked according to the previous five criteria to identify approximately 100 to 200 small cap companies and 100 to 190 micro cap companies that BB & A believes offer the best growth prospects and are selling at attractive prices. The highest-ranking stocks in the most promising industries are then subjected to additional fundamental and technical research. Generally, BB & A attempts to identify profitable small cap and micro cap companies with capable management teams, above average reinvestment rates, strong industry positions, and productive research and development efforts.

BB & A reviews the closing prices of stocks daily. BB & A will review a stock for potential sale if it has declined 15% from its cost or from its recent high and has lost its relative strength. Stocks of small cap and micro cap companies which in BB & A's opinion are overvalued or have lost earnings momentum, or are in industries no longer expected to perform well, are continually evaluated for sale.

UBS

UBS will invest in small capitalization companies, which are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include common stock and preferred stock. UBS may invest up to 20% of its portion of the portfolio in foreign securities. UBS may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. With respect to its portion of the portfolio, UBS may invest in emerging growth companies, which are companies that UBS expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

With respect to its portion of the portfolio, UBS will invest in companies within its capitalization range as described above. However, UBS may invest in securities outside this range. Stocks may be sold when their fundamental momentum slows considerably, valuation reaches unattractive levels, or the company's competitive position deteriorates significantly.

With respect to its portion of the portfolio, UBS may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, UBS may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

The "Investment Manager" section has been revised as follows:

AEFC selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board of Directors. The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing a small capitalization value fund whose investment goals and strategies are substantially similar to those of the Fund.

RSIM

John H. Seabern, CFA

John is a principal and co-portfolio manager of the RS Diversified Growth Fund. He has served on the management team of the RS Diversified Growth Fund since its inception. He joined the RSIM research team in September 1993. Prior to joining RSIM, John worked at Duncan- Hurst Capital Management as a performance analyst for two years.

John L. Wallace

John is a Managing Director and portfolio manager of the RS MidCap Opportunities Fund (formerly Growth & Income Fund), RS Diversified Growth Fund and related separate accounts. He joined RSIM in July 1995. Prior to joining RSIM, John was vice president and portfolio manager of the Oppenheimer Main Street Income and Growth and Total Return Funds, where he managed more than $4 billion in assets.

Turner

William C. McVail, CFA, Senior Portfolio Manager, joined Turner Investment Partners in 1998. Mr. McVail is lead manager of Turner Small Cap Growth Fund. Prior to 1998, he was Portfolio Manager at PNC Equity Advisors. He received a Bachelor's degree from Vassar College in Economics and Psychology. He has 15 years of investment experience

Christopher K. McHugh, Senior Portfolio Manager, joined Turner Investment Partners in 1990. Mr. McHugh is co-manager of the Turner Small Cap Growth Fund. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He received a BS degree from Philadelphia University in Accounting and an MBA in Finance from St. Joseph's University. He has 16 years of investment experience.

Frank L. Sustersic, CFA, Senior Portfolio Manager, joined Turner Investment Partners in 1994. Mr. Sustersic is co-manager of the Turner Small Cap Growth Fund. Prior to 1994, he was an investment officer/fund manager with First Fidelity Bank Corporation. He received a BS degree from the University of Pennsylvania in Economics. He has 12 years investment experience.

Jason D. Schrotberger, CFA, Portfolio Manager, joined Turner Investment Partners in 2001. Mr. Schrotberger is co-manager of the Turner Small Cap Growth Fund. Prior to 2001, he was an investment analyst with BlackRock Financial Management. He received a BA degree from Denison University in Economics, and an MBA in Finance from the University of Illinois. He has 7 years of accounting and investment experience.

BB & A

G. Andrew Bjurman, CFA, CIC - President, CEO and Senior Portfolio Manager. Mr. Bjurman joined the firm when it was founded in 1970 as a Vice President and Portfolio Manager. He has held his current responsibilities since 1978. Mr. Bjurman also serves on the Board of Directors and the Investment Policy Committee of the firm.

O. Thomas Barry III, CFA, CIC - CIO, Senior Executive Vice President and Senior Portfolio Manager. Mr. Barry joined the firm in 1978 as a Vice President and Senior Portfolio Manager. He has held his current responsibilities since 1985. Mr. Barry also serves on the Board of Directors and the Investment Policy Committee of the firm.

Stephen W. Shipman, CFA - Executive Vice President, Director of Research and Portfolio Manager. Mr. Shipman joined the firm in 1993 as a Vice President and Portfolio Manager. In 1996, he left the firm to become CEO of Spot Magic, Inc. in San Francisco, before returning to BB & A in 1997 and assuming his current role. Mr. Shipman also serves on the Investment Policy Committee of the firm.

UBS

Paul A. Graham, Jr., CFA, Managing Director, Co-Head of U.S. Small Cap Growth Equity

Mr. Graham is responsible for overseeing and managing the U.S. small capitalization growth portfolios. Mr. Graham has held portfolio management responsibilities with the firm since August 1994. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management.

David N. Wabnik, Executive Director, Co-Head of U.S. Small Cap Growth Equity

Mr. Wabnik is responsible for overseeing and managing the U.S. small capitalization growth portfolios. Mr. Wabnik has been a portfolio manager with the firm since 1995. He served as a small cap portfolio manager/senior research analyst with Value Line Asset Management for four years prior to joining the firm. He also served as a tax accountant and financial advisor at Morgan Stanley & Co.

The Fund pays AEFC a fee for managing its assets. AEFC, in turn, pays a portion of this fee to each of the Subadvisers. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.87% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

RSIM is located at 388 Market Street, Suite 1700, San Francisco, California. RSIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

BB & A is located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California. BB & A, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

UBS is located at One North Wacker Drive, Chicago, Illinois. UBS, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For the Statement of Additional Information

Under the "Investment Management Services Agreement," the section regarding the Subadvisory Agreements has been revised as follows.

Subadvisory Agreements

The assets of the Fund are managed by four Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restriction. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services. A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

RISM: RS Investment Management, L.P. (RSIM), located at 388 Market Street, Suite 1700, San Francisco, California, subadvises the Fund's assests. RSIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee is equal to .60% on the first $250 million, reducing to .50% as assets increase.

Turner: Turner Investment Partners, Inc. (Turner), located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, subadvises the Fund's assets. Turner, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee is equal to .60% on the first $50 million, reducing to .50% as assets increase.

BB & A: Bjurman, Barry & Associates (BB & A), located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California, subadvises the Fund's assets. BB & A, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee is equal to .80% on the first $10 million, reducing to .60% as assets increase.

UBS: UBS Global Asset Management (Americas) Inc. (UBS), located at One North Wacker Drive, Chicago, Illinois, subadvises the Fund's assets. UBS, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee is equal to .55% on the first $150 million, reducing to .50% as assets increase.

Valid until next update.

*Destroy May 30, 2004

S-6301-2 A (8/03)